UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

(Amendment No. )

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

CIMG INC.

(Name of Registrant As Specified In Its Charter)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

CIMG INC.

Room R2, FTY D, 16/F, Kin Ga Industrial Building,

9 San On Street, Tuen Mun, Hong Kong

+ 852 70106695

NOTICE OF WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To the Stockholders of CIMG Inc.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of CIMG Inc., a Nevada corporation (the “Company,” “we,” “us,” or “our”), in connection with the corporate actions described below. The holders of a majority of the Company’s voting capital stock by written consent in lieu of a meeting (the “Majority Shareholders “), pursuant to Section 78.320 of the Nevada Revised Statutes (the “NRS”) and Section 1.11 of Article I of our bylaws, approved the following corporate actions (the “Authorizations”):

(i)	the implementation of a reverse stock split at a ratio between 1-for-10 and 1-for-30, to be effected at the Board’s discretion; and

(ii)	the adoption of the CIMG Inc. 2025 Equity Incentive Plan.

This Information Statement is being furnished to our stockholders of record as of July 3, 2025 (the “Record Date”), in accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended, and the rules promulgated by the Securities and Exchange Commission thereunder, solely for the purpose of informing our stockholders of the actions taken by the written consent of the Majority Shareholders. You do not need to do anything in response to this Notice and the Information Statement. The action to be taken pursuant to the Authorizations above shall be taken at such future date as determined by the Board of Directors, but in no event earlier than the 20th day after this Information Statement is mailed or furnished to the Stockholders of record as of the Record Date. You are urged to read the Information Statement in its entirety.

THIS IS NOT A NOTICE OF A MEETING AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board,

Jianshuang Wang

Chief Executive Officer and Director

____________, 2025

CIMG INC.

Room R2, FTY D, 16/F, Kin Ga Industrial Building,

9 San On Street, Tuen Mun, Hong Kong

+ 852 70106695

INFORMATION STATEMENT

(dated ________, 2025)

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE SECURITIES EXCHANGE ACT OF 1934.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY HOLDERS OF A MAJORITY OF THE COMPANY’S COMMON STOCK. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THERE ARE NO DISSENTERS’ RIGHTS WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

INTRODUCTION

This Information Statement is being mailed or otherwise furnished to the holders of common stock, $0.00001 par value per share (the “Common Stock”) of CIMG Inc., a Nevada corporation (the “Company”), by the Board of Directors (the “Board”) to notify them about certain action the holders of a majority of the voting power of the Company’s outstanding voting securities have taken by written consent in lieu of a shareholders’ meeting. The shareholder action was taken on July 3, 2025. Copies of this Information Statement are first being sent on or about ________________, 2025, to the holders of record as of July 3, 2025, of the outstanding shares of the Company’s common stock.

General Information

Unless otherwise noted, references to the “Company,” “we,” “us,” or “our” mean CIMG Inc., a Nevada corporation. Our principal executive offices are located at Room R2, FTY D, 16/F, Kin Ga Industrial Building, 9 San On Street, Tuen Mun, Hong Kong, telephone + 852 70106695.

By written consent dated July 3, 2025, as permitted by Section 78.320 of the NRS and Section 1.11 of Article I of our bylaws, the stockholders who have the authority to vote a majority of the outstanding shares of common stock, being DYT INFO PTE. LTD, DADA Business Trading Co., Limited, METAVERSE INTELLIGENCE TECH LTD, YY Tech Inc., and VMADE CO., LIMITED, who together have an aggregate beneficial interest of greater than the majority of our issued and outstanding shares of common stock, approved the following corporate actions (collectively, the “Authorizations”):

(i)	the implementation of a reverse stock split at a ratio between 1-for-10 and 1-for-30, to be effected at the Board’s discretion; and

(ii)	the adoption of the CIMG Inc. 2025 Equity Incentive Plan.

Nasdaq Requirements

Nasdaq Listing Rule 5635(c), shareholder approval is required prior to the issuance of securities when a stock option or purchase plan is to be established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which stock may be acquired by officers, directors, employees, or consultants, except in certain circumstances.

As a result of the foregoing resolution, on a date which is at least 20 calendar days after the date of mailing this Information Statement to its stockholders, the Company will comply with Nasdaq Listing Rule 5635, as this resolution constitute stockholder approval for the Company to adopt the CIMG Inc. 2025 Equity Incentive Plan and issue shares thereunder.

Dissenters’ Right of Appraisal

Under the NRS, the Company’s stockholders are not entitled to dissenters’ rights with respect to the proposed actions and nor have we provided for appraisal rights in our certificate of incorporation or bylaws..

Vote Required

The vote, which was required to approve the above Authorizations, was the affirmative vote of the holders of a majority of the Company’s voting stock. Each holder of common stock is entitled to one (1) vote for each share of common stock held.

The date used for purposes of determining the number of outstanding shares of the voting stock of the Company entitled to vote is July 3, 2025. The record date for determining those stockholders of the Company entitled to receive this Information Statement is the close of business on July 3, 2025. As of July 3, 2025, the Company had 36,397,418 shares of voting stock outstanding, with all 36,397,418 shares being common stock. All outstanding shares are fully paid and nonassessable.

Vote Obtained

Section 78.320 of the NRS and Section 1.11 of Article I of our bylaws provide that any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, via written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The consenting stockholders voted to approve the corporate actions and their respective approximate ownership percentage of the voting stock of the Company as of July 3, 2025, totaling in the aggregate 50.23% of the outstanding voting stock.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

CORPORATE ACTIONS

I. APPROVAL OF, FOR PURPOSES OF REGAINING COMPLIANCE WITH THE NASDAQ CAPITAL MARKET’S MINIMUM BID PRICE REQUIREMENT SET FORTH IN NASDAQ LISTING RULE 5550(A)(2), THE IMPLEMENTATION OF A REVERSE STOCK SPLIT AT A RATIO BETWEEN 1-FOR-10 AND 1-FOR-30, TO BE EFFECTED AT THE BOARD’S DISCRETION.

On June 30, 2025, our Board, and on July 3, 2025, the Majority Shareholders authorized and approved, for purposes of regaining compliance with the Nasdaq Capital Market’s minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2), the implementation of a reverse stock split at a ratio between 1-for-10 and 1-for-30, to be effected at the Board’s discretion.

Background

On January 14, 2025, the Company received a notification letter (the “Minimum Bid Price Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“NASDAQ”) indicating that the Company is not in compliance with the minimum bid price requirement for continued listing set forth in Nasdaq Listing Rule 5550(a)(2). Nasdaq Listing Rule 5550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. The Minimum Bid Price Notice has no immediate effect on the listing of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), which continues to trade on The Nasdaq Capital Market under the symbol “IMG.”

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has 180 calendar days from the date of the Minimum Bid Price Notice, or until July 14, 2025, to regain compliance. If at any time before July 14, 2025 the closing bid price of the Common Stock closes at or above $1.00 per share for a minimum of 10 consecutive business days, NASDAQ will provide written notification that the Company has achieved compliance with the minimum bid price requirement, and the matter will be resolved.

If the Company does not regain compliance during the compliance period ending July 14, 2025, then NASDAQ may in its discretion determine to grant the Company an additional 180 calendar day period to regain compliance, provided that the Company on July 14, 2025 meets the continued listing requirement for market value of publicly held shares and all other applicable initial listing standards for The Nasdaq Capital Market, with the exception of the minimum bid price requirement, and will need to provide NASDAQ written notice of its intent to cure the deficiency during the second compliance period.

If the Company does not regain compliance within the allotted compliance period or periods, including any extensions that NASDAQ may determine to grant, NASDAQ will provide notice that the Common Stock will be subject to delisting. The Company would then be entitled to appeal that determination to a NASDAQ hearings panel. There can be no assurance that the Company will regain compliance with the minimum bid price requirement during the 180-day compliance period, secure a second period of 180 days to regain compliance or maintain compliance with the other NASDAQ listing requirements.

Stockholders should note that we received a delisting determination letter from Nasdaq on June 27, 2025. The Company intends to appeal Nasdaq’s delist determination and plans to request a hearing before a Nasdaq Hearings Panel to present its plan for regaining compliance with the applicable Nasdaq Listing Rules. Stockholders and investors are advised to refer to our current report on Form 8-K filed with the SEC on July 2, 2025 for more details.

Certain Risks Associated with the Reverse Stock Split

If the Reverse Stock Split does not result in a proportionate increase in the price of the Common Stock, we may be unable to meet the initial listing requirements of a principal national securities exchange.

We expect that the Reverse Stock Split will increase the market price of the Common Stock so that we will be able to meet the minimum bid price requirement under the listing rules of a principal national securities exchange. However, the effect of the Reverse Stock Split on the market price of the Common Stock cannot be predicted with certainty, and the results of reverse stock splits by companies under similar circumstances have varied. It is possible that the market price of the Common Stock following the Reverse Stock Split will not increase sufficiently for us to meet the minimum bid price requirement. If we are unable meet the minimum bid price requirement, we may not be unable to list our common stock on a principal national securities exchange.

Even if the Reverse Stock Split results in the requisite increase in the market price of the Common Stock, there is no assurance that we will be able to continue to comply with the minimum bid price requirement.

Even if the Reverse Stock Split results in the requisite increase in the market price of the Common Stock to be in compliance with the minimum bid price requirements of a principal national securities exchange, there can be no assurance that the market price of the Common Stock following the Reverse Stock Split will remain at the level required for continued compliance with such requirement. It is not uncommon for the market price of a company’s common stock to decline in the period following a reverse stock split. If the market price of our common stock declines following the implementation of the Reverse Stock Split, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. In any event, other factors unrelated to the number of shares of the Common Stock outstanding, such as negative financial or operational results, could adversely affect the market price of the Common Stock and jeopardize our ability to meet or continue to comply with the minimum bid price requirement.

The Reverse Stock Split may decrease the liquidity of the Common Stock.

The liquidity of the Common Stock may be adversely affected by the Reverse Stock Split given the reduced number of shares that will be outstanding following the Reverse Stock Split, especially if the market price of the Common Stock does not sufficiently increase as a result of the Reverse Stock Split. In addition, the Reverse Stock Split may increase the number of stockholders who own odd lots (less than 100 shares) of the Common Stock, creating the potential for such stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting such sales.

The increased market price of the Common Stock resulting from the Reverse Stock Split may not attract new investors, including institutional investors, and may not satisfy the investing guidelines of those investors, and consequently, the liquidity of the Common Stock may not improve.

Although we believe that a higher market price may help generate greater or broader investor interest in the Common Stock, there can be no assurance that the Reverse Stock Split will result in a per-share price increase sufficient to attract new investors, including institutional investors. Additionally, there can be no assurance that the market price of the Common Stock will satisfy the investing guidelines of those investors. As a result, the trading liquidity of the Common Stock may not necessarily improve following the Reverse Stock Split.

Disadvantages of a Reverse Stock Split

Reduced Market Capitalization. While we expect that the reduction in the outstanding shares of the Common Stock will increase the market price of such shares, we cannot assure you that the Reverse Stock Split will increase the market price of the Common Stock by a multiple corresponding to the final ratio of the Reverse Stock Split, or result in any permanent increase in the market price, which can be dependent upon many factors, including our financing activities, business, financial performance and prospects. Should the market price decline after the Reverse Stock Split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the Reverse Stock Split. In some cases the stock price of companies that have effected reverse stock splits has subsequently declined back to pre-reverse split levels. Accordingly, we cannot assure you that the market price of the Common Stock immediately after the effective date of the Reverse Stock Split will be maintained for any period of time or that the ratio of post- and pre-split shares will remain the same after the Reverse Stock Split is effected, or that the Reverse Stock Split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the Reverse Stock Split. A Reverse Stock Split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share price does not increase proportionately as a result of the Reverse Stock Split, then our overall market capitalization will be reduced.

Increased Transaction Costs. The number of shares held by each individual stockholder will be reduced if the Reverse Stock Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Stock Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

Liquidity. Although the Board believes that the decrease in the number of shares of Common Stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Effects of the Reverse Stock Split

As of July 3, 2025, we had 36,397,418 shares of our Common Stock issued and outstanding. Depending on the ratio for the Reverse Stock Split determined by our Board, a minimum of ten (10) and a maximum of thirty (30) shares of existing Common Stock will be combined into one new share of Common Stock. The table below shows, as of July 3, 2025 the number of outstanding shares of Common Stock that would result from the listed hypothetical Reverse Stock Split ratios (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split

1-for-10	3,639,742
1-for-30	1,213,248

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio that is ultimately determined by our Board and by the number of issued and outstanding shares at the time of the Board decision.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any Stockholder’s percentage ownership interest in our company, except that as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will be rounded up to the next whole number. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The implementation of the Reverse Stock Split will result in an increased number of available authorized shares of Common Stock. The resulting increase in such availability in the authorized number of shares of Common Stock could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase in available authorized shares for issuance could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of our company more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of our company, even if the persons seeking to obtain control of our company offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. We do not have any other provisions in our Articles of Incorporation, Bylaws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, we have no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. The Board is not aware of any attempt, or contemplated attempt, to acquire control of our company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

Additionally, because holders of Common Stock have no preemptive rights to purchase or subscribe for any of our unissued stock, the issuance of additional shares of authorized Common Stock that will become newly available as a result of the implementation of the Reverse Stock Split will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock.

We may issue the additional shares of authorized Common Stock that will become available as a result of the Reverse Stock Split without the additional approval of its Stockholders.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the effectiveness of the Reverse Stock Split, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act. Our Common Stock will continue to be listed on the Nasdaq Capital Market under the symbol “IMG.” Stockholders should note that we received a delisting determination letter from Nasdaq on June 27, 2025. The Company intends to appeal Nasdaq’s delist determination and plans to request a hearing before a Nasdaq Hearings Panel to present its plan for regaining compliance with the applicable Nasdaq Listing Rules. Stockholders and investors are advised to refer to our current report on Form 8-K filed with the SEC on July 2, 2025 for more details.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by the Board, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares.

For example, upon the effectiveness of the Reverse Stock Split at a ratio of 1-for-10, a warrant holder that previously held a warrant to purchase 100,000 shares of common stock at an exercise price of $0.10 per share, would hold a warrant to purchase 10,000 shares at an exercise price of $1 per share. Similarly, a convertible noteholder that previously held a convertible note that is convertible into 100,000 shares of common stock at a conversion price of $0.10 per share, would hold a note that is convertible into 10,000 shares at a conversion price of $1.00 per share.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split would become effective upon the filing of the Certificate of Change with the Secretary of State of the State of Nevada.

The exact timing of the filing of the Certificate of Change to effect the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Certificate of Change, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split. If the Certificate of Change effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Nevada by the close of business on the day that is 12 months from the date of the Action, our Board will abandon the Reverse Stock Split.

Beneficial Holders of Common Stock (i.e. Stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees

Registered “Book-Entry” Holders of Common Stock (i.e. Stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Until surrendered, we will deem outstanding certificates representing shares of our Common Stock (the “Old Certificates”) held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”). If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares, we will round up to the next whole number.

Accounting Matters

The proposed Certificate of Change will not affect the par value of our Common Stock per share, which will remain $0.00001 par value per share. As a result, as of the effectiveness of the Reverse Stock Split, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

No Appraisal Rights

Under Nevada law and our charter documents, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the Reverse Stock Split except to the extent of their ownership of shares of our common stock and/or preferred stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Nevada of the Certificate of Change, even though the authority to effect the Reverse Stock Split has been approved by our stockholders. The Board is also expressly authorized to delay, not to proceed with, and abandon, the Reverse Stock Split if it should so decide, in its sole discretion, that such action is in the best interests of our stockholders.

II. APPROVAL OF, FOR PURPOSES OF ATTRACTING, RETAINING, AND MOTIVATING EMPLOYEES, DIRECTORS, AND CONSULTANTS, THE ADOPTION OF CIMG INC. 2025 EQUITY INCENTIVE PLAN.

On June 30, 2025 and July 3, 2025, our Board and the Majority Shareholders authorized and approved the adoption of the Company’s 2025 Equity Incentive Plan (the “2025 Equity Incentive Plan”), under which an aggregate of 7,279,400 of our shares of common stock or options to purchase shares of common stock may be newly issued, and such number of shares of common stock shall be and is hereby reserved for such purpose. The 2025 Equity Incentive Plan is appended to this information statement as Appendix A.

Administration.

Authority to administer and manage the 2025 Equity Incentive Plan shall be vested in the Board of the Company or by the compensation committee set up for such purpose (the “Committee”). The Committee shall consist of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the Nasdaq Stock Market) and (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3), which shall serve at the pleasure of the Board. The Board or the Committee administering the 2025 Equity Incentive Plan (the “Administrator”) shall have full power and authority to designate recipients of options and restricted stock, and to determine the terms and conditions of the respective option and restricted stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the 2025 Equity Incentive Plan.

Eligibility.

The persons eligible for participation in the 2025 Equity Incentive Plan as recipients of options or restricted stock shall include directors, officers and employees of, and consultants and advisors to, the Company or any subsidiary; provided that incentive options may only be granted to employees of the Company and any subsidiary.

Awards.

A maximum of 7,279,400 new shares of the Company’s common stock, par value $0.00001 per share shall be subject to the 2025 Equity Incentive Plan. The shares of common stock subject to the 2025 Equity Incentive Plan shall consist of unissued shares, treasury shares or previously issued shares held by any subsidiary of the Company, and such number of shares of common stock shall be and is hereby reserved for such purpose.

Options.

The purchase price of each share of common stock purchasable under an incentive option shall be determined by the Administrator at the time of grant, but shall not be less than 100% of the Fair Market Value of such share of common stock on the date the option is granted.

The term of each option shall be fixed by the Administrator, but no incentive option shall be exercisable more than ten years after the date such option is granted and in the case of an incentive option granted to an optionee who, at the time such incentive option is granted, owns (within the meaning of Section 424(d) of the code) more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, no such incentive option shall be exercisable more than five years after the date such incentive option is granted

Change of Control.

Upon the occurrence of a change in control, the Administrator may accelerate the vesting of outstanding restricted stock, in whole or in part, as determined by the Administrator, in its sole discretion.

EXECUTIVE COMPENSATION

Executive Officers Compensation for the fiscal years ended September 30, 2024 and 2023

Name	Position	Fiscal Year ended September 30	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Jianshuang Wang	Chief Executive Officer	2024	$8,000	$-	$-	$-	$8,000
		2023	-	-	-	-	-

Zhanzhan Shi	Chief Financial Officer	2024	$1,000	$-	$-	$-	$1,000
		2023	-	-	-	-	-

Xiaocheng Hao	Chief Operating Officer	2024	$-	$-	$-	$-	$-
		2023	-	-	-	-	-

Randell Weaver	Former Chief Financial Officer	2024	$245,689	$-	$-	$-	$245,689
		2023	$27,404	$48,000	$31,819	$-	$107,223

Masa Higashida	Former Chief Executive Officer	2024	$243,997	$-	$-	$-	$243,997
		2023	$318,000	$-	$-	$-	$318,000

Patrick Shearer	Former Chief Financial Officer	2024	$-	$-	$-	$-	$-
		2023	$66,250	$-	$-	$-	$66,250

Shana Bowman,	Former Interim Chief Financial Officer	2024	$-	$-	$-	$-	$-
		2023	$165,446	$-	$-	$-	$165,446

Director Compensation Table

CIMG’s non-employee directors are entitled to receive $60,000 in compensation per year for services rendered to CIMG. The following table presents the directors’ compensation during the fiscal years ended September 30, 2024 and 2023.

	Fiscal Year	Fees Earned or Paid in	Stock	Option	All Other
	ended	Cash(1)	Awards	Awards	Compensation	Total
Name	30-Sep	($)	($)	($)	($)	($)
Yanli Hou	2024	$4,000	$-	$-	$-	$4,000
	2023	$-	$-	$-	$-	$-

Jian Liu	2024	$3,000	$-	$-	$-	$3,000
	2023	$-	$-	$-	$-	$-

Changzheng Ye	2024	$5,000	$-	$-	$-	$5,000
	2023	$-	$-	$-	$-	$-

Zongmei Huang	2024	$3,000	$-	$-	$-	$3,000
	2023	$-	$-	$-	$-	$-

Jinmei Guo Hellstroem	2024	$-	$-	$-	$-	$-
	2023	$-	$-	$-	$-	$-

Kevin J. Conner	2024	$-	$-	$-	$-	$-
	2023	$72,000	$50,000	$-	$-	$122,000

Tracy Ging	2024	$-	$-	$-	$-	$
	2023	$56,000	$-	$-	$-	$56,000

J. Chris Jones	2024	$-	$-	$-	$-	$-
	2023	$62,000	$50,000	$-	$-	$112,000

Nobuki Kurita	2024	$-	$-	$-	$-	$-
	2023	$62,000	$50,000	$-	$-	$112,000

David G. Robson	2024	$-	$-	$-	$-	$-
	2023	$62,000	$50,000	$-	$-	$112,000

(1)	Pro-rated compensation for the fiscal year ended September 30, 2024, served as a director and chairperson of the Board.

●	On June 18, 2024, J. Chris Jones, and on June 19, 2024, David G. Robson, resigned from the Board.
●	On May 2, 2024, Mr. Kurita resigned from the Company’s board of directors.
●	On June 6, 2024, Masateru Higashida and Kevin J. Conner resigned from the Board.
●	On March 22, 2023, the Company granted 4,398 Restricted Shares of the Company’s common stock to each of the Company’s five independent directors. The restricted shares are scheduled to vest in full on the one-year anniversary of the grant date, subject to each independent director’s continued service as a director of the Company. No options were granted during the fiscal year.
●	On September 5, 2023 Tracy Ging notified the Company of her resignation from the Board of Directors. The restricted stock award granted on March 17, 2023 was forfeited upon her resignation.

Outstanding Equity Awards at September 30, 2023

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of September 30, 2024:

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
Masateru Higashida	7/20/2017	14,477	-			58.80	7/20/2027
	7/2/2021	-	-	12,811	(1)	109.20	7/2/2031

Randell Weaver	8/16/2023	-	-	6,000		8.15	8/16/2033
Shana Bowman	6/2/2021	57	-	115		114.45	6/2/2031

(1)	Subject to Mr. Higashida’s continued employment, the performance based options vest, if at all, in fiscal year 2024 based upon our achievement of a specified amount of earnings before income taxes. The employment between Mr. Higashida and the Company ceased on June 7, 2024.

Equity Compensation Plan Information

Our Board has terminated the 2013 Plan, the 2019 Plan and the 2023 Plan.

The following table sets forth information concerning the 2024 Plan as of September 30, 2024:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	$—	—
Equity compensation plans not approved by security holders	—	—	—
Total	0	$0	0

As of the date of this information statement, all shares under the 2024 Equity Incentive Plan have been issued.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth, as of July 3, 2025, the beneficial ownership of our Common Stock by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;
●	each of our named executive officers;
●	each of our directors; and
●	all executive officers and directors as a group.

Except as otherwise indicated, all shares are owned directly, and the percentage shown is based on 36,397,418 shares of Common Stock issued and outstanding on July 3, 2025. On December 28, 2022, we completed a l-for-35 reverse stock split, which became effective on December 28, 2022, upon acceptance of the Company’s filing of an amendment to the Articles with the Secretary of State of Nevada (the “ 2022 Reverse Stock Split”). Unless we indicate otherwise, all share and per share information in this information statement reflects the 2022 Reverse Stock Split.

Except as otherwise indicated below, information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than five percent (5%) of Common Stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our Common Stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable within 60 days of July 3, 2025. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise indicated below, the address of each person listed in the table below is Room R2, FTY D, 16/F, Kin Ga Industrial Building, 9 San On Street, Tuen Mun, Hong Kong.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Jianshuang Wang	—	—
Zhanzhan Shi	—	—
Zongmei Huang	—	—
Yanli Hou	—	—
Changzheng Ye	—	—
Jinmei Guo Hellstroem	—	—
All directors, nominees and executive officers as a group (6 persons)	—	—

Other Beneficial Owners

The following table sets forth certain information regarding beneficial ownership by other persons known to us to own more than 5% of our outstanding common stock as of July 3, 2025 based on 36,397,418 shares of common stock outstanding as of such date.

	Amount and Nature of Beneficial Ownership
	Voting Power		Investment Power			Percent of
Name and Address of Beneficial Owner	Sole	Shared	Sole	Shared	Aggregate	Class
JOYER INVESTMENT LIMITED.(1)	3,074,590	—				17.6%
DYT INFO PTE. LTD.(2)	4,399,048	—				22.5%
YY Tech Inc.(3)	3,609,009					20.3%
VMADE CO., LIMITED(4)	3,528,488	—				18.4%
DADA Business Trading Co., Limited(5)	3,406,428	—				17%
Xiangrong Dai(6)	3,000,000	—				8.24%
Yanqin Chen(7)	3,000,000					8.24%
METAVERSE INTELLIGENCE TECH LTD(8)	3,932,147	—				21.1%

(1)	Based on Schedule 13 D filed with the SEC on April 3, 2025, Yumei Liu, through her 100% ownership of Joyer Investment Limited, beneficially owns 7,125,872 shares of common stock, including (i) 3,074,590 shares of common stock directly held; and (ii) warrants have the right to acquire up to 4,051,282 shares of common stock within 60 days.
(2)	Based on Schedule 13 D filed with the SEC on April 3, 2025, Ling Choi, through her 100% ownership of DYT INFO PTE LTD. beneficially owns 9,270,842 shares of common stock, including (i) 4,399,048 shares of common stock directly held; and (ii) warrants have the right to acquire up to 4,871,794 shares of common stock within 60 days.
(3)	Based on Schedule 13 D filed with the SEC on April 3, 2025, Yujie Liu, through her 100% ownership of YY Tech Inc., beneficially owns 8,365,419 shares of common stock, including (i) 3,609,009 shares of common stock directly held; and (ii) warrants have the right to acquire up to 4,756,410 shares of common stock within 60 days.
(4)	Based on Schedule 13 D filed with the SEC on April 3, 2025, Xiaodong Liu, through her 100% ownership of Vmade Co., Limited, beneficially owns 7,400,282 shares of common stock, including (i) 3,528,488 shares of common stock directly held; and (ii) warrants have the right to acquire up to 3,871,794 shares of common stock within 60 days.

(5)

Based on Schedule 13 D filed with the SEC on April 3, 2025, Yubo Yang, through her 100% ownership of Dada Business Trading Co., Limited, beneficially owns 6,739,761 shares of common stock, including (i) 3,406,428 shares of common stock directly held; and (ii) warrants have the right to acquire up to 3,333,333 shares of common stock within 60 days.

Dada Business Trading Co., Limited is governed by its sole director, Mr. Zheng Dai. As such, Mr. Dai has voting and investment discretion with respect to the shares of common stock held of record by Dada Business Trading Co., Limited and may be deemed to have beneficial ownership of the shares and warrants held directly by Dada Business Trading Co., Limited. Therefore, both Yubo Yang and Zheng Dai are deemed to have shared voting power over the 6,739,761 shares of common stock.

(6)	Based on Schedule 13 G/A filed with the SEC on June 10, 2025, Xiangrong Dai beneficially owns 3,000,000 shares of common stock.
(7)	Based on Schedule 13 G/A filed with the SEC on June 9, 2025, Yanqin Chen beneficially owns 3,000,000 shares of common stock.
(8)

Based on Schedule 13 D filed with the SEC on April 3, 2025, Wenwen Yu, through her 100% ownership of Metaverse Intelligence Tech Ltd., beneficially owns 8,688,557 shares of common stock, including (i) 3,932,147 shares of common stock directly held; and (ii) warrants have the right to acquire up to 4,756,410 shares of common stock within 60 days.

Metaverse Intelligence Tech Ltd. is governed by its sole director, Ying Yu. As such, Mr. Dai has voting and investment discretion with respect to the shares of common stock held of record by Metaverse Intelligence Tech Ltd. and may be deemed to have beneficial ownership of the shares and warrants held directly by Metaverse Intelligence Tech Ltd. Therefore, both Wenwen Yu and Ying Yu are deemed to have shared voting power over the 8,688,557 shares of common stock.

INTERESTS OF CERTAIN PERSONS IN THE AUTHORIZATIONS

Saved as disclosed in this Information Statement, no other officer, director, nominee for election as a director, associate of any director, executive officer or nominee, or beneficial owner of more than 5% of our common stock has any substantial interest in the matters acted upon by our Board and stockholders, other than his role as an officer, director or beneficial owner.

ADDITIONAL INFORMATION

Householding of Materials

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” information statements, proxy statements and annual reports. This means that only one copy of our Information Statement may have been sent to multiple Company stockholders in each household unless otherwise instructed by such Company stockholders. We will deliver promptly a separate copy of this Information Statement (including a copy of any and all of the information that has been incorporated by reference in this Information Statement) to any Company stockholder upon written or oral request to us, at Room R2, FTY D, 16/F, Kin Ga Industrial Building, 9 San On Street, Tuen Mun, Hong Kong, telephone + 852 70106695. Any Company stockholder wishing to receive separate copies of our information statements, proxy statement or annual report to Company stockholders in the future, or any Company stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the Company stockholder’s bank, broker, or other nominee record holder, or the Company stockholder may contact us at the above address and phone number.

Costs

The cost of delivering this Information Statement, including the preparation, assembly and mailing of the Information Statement, as well as the cost of forwarding this material to the beneficial owners of our Common Stock, will be borne by us. The Company may reimburse brokerage firms and others for expenses in forwarding Information Statement materials to the beneficial owners of our Common Stock.

Available Information

We are subject to the disclosure requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. In addition, the SEC maintains a website on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

By Order of the Board,

Jianshuang Wang

Chief Executive Officer and Chairman of the Board of Directors

____________, 2025

Appendix A

CIMG INC.

2025 SHARE INCENTIVE PLAN

1.	Purpose of the Plan.

This 2025 Equity Incentive Plan (the “Plan”) is intended as an incentive, to retain in the employment of and as directors, officers, consultants, advisors and employees to CIMG Inc., a Nevada corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.	Administration of the Plan.

The authority to manage the operation of and administer the Plan shall be vested in the Board of Directors of the Company (the “Board”) or the Compensation Committee (the “Committee”) as delegated by the Board. The Board or Committee if so delegated by the Board shall be hereinafter referred to as the “Administrator.” To qualify as the Administrator, the Committee shall consist of and maintain two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market) and (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3), which shall serve at the pleasure of the Board. The Administrator subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock (“Restricted Stock”), and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Administrator shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Administrator shall interpret the Plan and all Options and Restricted Stock (the “Securities”) granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Securities granted under the Plan in the manner and to the extent that the Administrator deems desirable to carry into effect the Plan or any Securities. The act or determination of a majority of the Administrator shall be the act or determination of the Administrator and any decision reduced to writing and signed by all of the members of the Administrator shall be fully effective as if it had been made by a majority of the Administrator at a meeting duly held for such purpose. Subject to the provisions of the Plan, any action taken or determination made by the Administrator pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3.

3.	Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or award of Restricted Stock granted to Participants, the Administrator may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Administrator shall so determine.

4.	Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, a maximum of 7,279,400 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), shall be subject to the Plan. The shares of Common Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Common Stock shall be and is hereby reserved for such purpose. Any of such shares of Common Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Common Stock to meet the requirements of the Plan. Should any Securities expire or be cancelled prior to its exercise, satisfaction of conditions or vesting in full, as applicable, or should the number of shares of Common Stock to be delivered upon the exercise or vesting in full of an Option or award of Restricted Stock be reduced for any reason, the shares of Common Stock theretofore subject to such Option or Restricted Stock, as applicable, may be subject to future Options or Restricted Stock under the Plan.

5.	Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

(a) Option Price. The purchase price of each share of Common Stock purchasable under an Incentive Option shall be determined by the Administrator at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Common Stock on the date the Option is granted, unless otherwise permitted pursuant to applicable Nasdaq Listing Rules and applicable regulations; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Common Stock shall be at least 110% of the Fair Market Value per share of Common Stock on the date of grant. The purchase price of each share of Common Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. “Fair Market Value” means the closing price on the final trading day immediately prior to the grant date of the Common Stock on the NASDAQ Capital Market or other principal securities exchange on which shares of Common Stock are listed (if the shares of Common Stock are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Common Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Administrator in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Common Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Common Stock are listed.

(b) Option Term. The term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c) Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Administrator at the time of grant, Options shall vest and become exercisable as to one-third of the total number of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Administrator may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Administrator in its sole discretion. In its sole discretion, the Administrator may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Common Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Administrator shall determine in its sole discretion.

For purposes of the Plan, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, a Change in Control shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

Notwithstanding the foregoing, if Change of Control is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Change of Control shall have the meaning ascribed to it in such employment agreement.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d) Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Common Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Administrator. As determined by the Administrator, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Common Stock owned by the Optionee (based on the Fair Market Value of the Common Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Common Stock withheld by the Company from the shares of Common Stock otherwise to be received with such withheld shares of Common Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Common Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Common Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e) Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Administrator, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f) Termination by Death. Unless otherwise determined by the Administrator, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g) Termination by Reason of Disability. Unless otherwise determined by the Administrator, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Administrator shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter. “Disability” shall mean an Optionee’s total and permanent disability; provided, that if Disability is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment agreement

(h) Termination by Reason of Retirement. Unless otherwise determined by the Administrator, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Administrator shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i) Other Terminations. Unless otherwise determined by the Administrator upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal or Early Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i) In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “cause” any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company. Notwithstanding the foregoing, if Cause is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment agreement.

(ii) In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; whichever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5(f) shall control. For purposes of this Section 5(i), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee, Good Reason shall exist upon the occurrence of the following:

(A)	the assignment to Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(B)	a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(C)	the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

Notwithstanding the foregoing, if Good Reason is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment agreement.

(j) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Common Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonqualified Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonqualified Option.

6.	Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

(a) Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Administrator and, if the Administrator shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Administrator. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b) Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c) Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Administrator at the time of grant.

(d) Forfeitability, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Administrator has specified such restrictions have lapsed. Unless otherwise provided by the Administrator at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5(c), the Administrator may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Administrator, in its sole discretion.

(f) Termination of Employment. Unless otherwise determined by the Administrator at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Administrator may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7.	Term of Plan.

No Securities shall be granted pursuant to the Plan on or after the date which is ten years from the effective date of the Plan, but Options and awards of Restricted Stock theretofore granted may extend beyond that date.

8.	Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Common Stock of the Company, the Administrator shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and (A) in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Administrator shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

9.	Purchase for Investment/Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Securities under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Administrator may impose any additional or further restrictions on awards of Securities as shall be determined by the Administrator at the time of award.

10.	Taxes.

(a) The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Securities granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b) If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c) If any Grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11.	Effective Date of Plan.

The Plan shall be effective on [*], 2025 when the Plan was approved by majority vote of the Company’s stockholders on [*], 2025.

12.	Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under Securities theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b) materially increase the benefits accruing to the Participants under the Plan;

(c) materially modify the requirements as to eligibility for participation in the Plan;

(d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof;

(e) extend the term of any Option beyond that provided for in Section 5(b);

(f) except as otherwise provided in Sections 5(d) and 8 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellations and re-grants of new Options;

(g) increase the number of shares of Common Stock to be issued or issuable under the Plan to an amount that is equal to or in excess of 19.99% of the number of shares of Common Stock outstanding before the issuance of the stock or securities; or

(h) otherwise require stockholder approval pursuant to the rules and regulations of the NASDAQ Stock Market.

Subject to the forgoing, the Administrator may amend the terms of any Option theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Administrator shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

13.	Government Regulations.

The Plan, and the grant and exercise or conversion, as applicable, of Securities hereunder, and the obligation of the Company to issue and deliver shares under such Securities shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14.	General Provisions.

(a) Certificates. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Common Stock is then listed or traded and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c) Limitation of Liability. No member of the Administrator, or any officer or employee of the Company acting on behalf of the Administrator, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Common Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Common Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Common Stock subject to such Option, although the Company may in its sole discretion register such Common Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Common Stock issued under the Plan may, at the direction of the Administrator, bear an appropriate restrictive legend restricting the transfer or pledge of the Common Stock represented thereby, and the Administrator may also give appropriate stop transfer instructions with respect to such Common Stock to the Company’s transfer agent.

15.	Non-Uniform Determinations.

The Administrator’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16.	Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Nevada, without giving effect to principles of conflicts of laws, and applicable federal law.